Other Assets	12 Months Ended
Dec. 31, 2024
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Assets	OTHER ASSETS

($ millions)	2024	2023
Employee future benefits (Note 24)	551	355
Equity investments (1)	259	237
Other investments	225	180
RECs (Note 8)	176	155
Supplemental Executive Retirement Plan ("SERP")	127	117
Operating leases (Note 15)	64	51
Derivatives	48	43
Deferred compensation plan	29	22
Other	174	138
	1,653	1,298
(1)    Includes investments in Belize Electricity and Wataynikaneyap Power

ITC, UNS Energy and Central Hudson provide additional post-employment benefits through SERPs and deferred compensation plans for directors and officers. The assets held to support these plans are reported separately from the related liabilities (Note 16). Most plan assets are held in trust and funded mainly through life insurance policies and mutual funds. Assets in mutual and money market funds are recorded at fair value on a recurring basis (Note 26).